Exhibits

(a)(1) Articles of Amendment dated January 30, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002- Filed herein.

(a)(2) Articles of Amendment dated January 31, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002- Filed herein.

(a)(3) Articles Supplementary dated March 13, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002 regarding ING 130/30 Fundamental Research Fund - Filed as an exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(a)(4) Articles of Amendment dated March 30, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002 regarding a name change for ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund - Filed as an exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference

(a)(5) Articles of Amendment dated April 28, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002 regarding a name change for Strategic Allocation Income Fund and Strategic Allocation Balanced Fund - Filed as an exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference

(a)(6) Articles of Amendment dated June 13, 2006 to the Registrant's Amended and Restated Articles of Incorporation dated February 21, 2002 regarding the dissolution of ING Classic Index Plus Fund - Filed herein.

(a)(7) Second Amended and Restated By-Laws - Filed as an exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.

(e)(1) Amended Schedule A effective April 11, 2006 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an exhibit to Post-Effective Amendment No. 87 to the Registrant's Registration Statement on Form N-1A on April 27, 2006 and incorporated herein by reference.